UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

EARGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39616	27-3879804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 North First Street, Suite 300 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On October 31, 2022, Eargo, Inc. (the “Company”) announced the launch of a rights offering of an aggregate of 375,000,000 shares of common stock, par value $0.0001 per share, of the Company at a cash subscription price of $0.50 per share (the “Rights Offering”).

The Company is filing this Current Report on Form 8-K (this “Current Report”) to provide certain supplemental pro forma financial information as of September 30, 2022 relating to the Rights Offering, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Rights Offering will be made only by means of a prospectus, dated October 27, 2022 (the “Prospectus”), which was filed with the Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the Prospectus, including the section entitled “Rights Factors” beginning on page 10, and other documents the Company has filed with the SEC for more complete information about the Company and the Rights Offering.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Supplemental Pro Forma Financial Information as of September 30, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report are forward-looking statements, including statements regarding timing and possible outcomes of the rights offering. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks, uncertainties and assumptions related to: completion of the rights offering; the extent to which we may be able to validate and establish additional processes to support the submission of claims for reimbursement to health plans under the FEHB program, and our ability to maintain or increase insurance coverage of our hearing aids in the future; the timing or results of ongoing claims audits and medical records reviews by third-party payors; the extent of losses from hearing aids delivered to customers from September 21, 2021 until December 8, 2021; the impact of third-party payor audits and the regulatory landscape for hearing aid devices on our business and results of operations; our expectations concerning additional orders by existing customers; our expectations regarding the potential market size and size of the potential consumer populations for our products and any future products, including insurance coverage of our hearing aids; our ability to release new hearing aids and the anticipated features of any such hearing aids; developments and projections relating to our competitors and our industry, including competing products; our ability to maintain our competitive technological advantages against new entrants in our industry; the pricing of our hearing aids; our expectations regarding the ability to make certain claims related to the performance of our hearing aids relative to competitive products; our expectations with regard to changes in the regulatory landscape for hearing aid devices, including the implementation of the new over-the-counter hearing aid regulatory framework; and our estimates regarding the COVID-19 pandemic, including but not limited to, its duration and its impact on our business and results of operations. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Rights Offering and Where to Find It

The Company has filed the Prospectus with the SEC relating to the rights offering. Before you invest, you should read the Prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you may obtain copies of the Prospectus, by contacting Morrow Sodali, the information agent for the offering, at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
E-mail: EAR.info@investor.morrowsodali.com

No Offer or Solicitation

This Current Report shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful. It is an outline of matters for discussion only.  Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense. Stockholders are urged to read the final Prospectus filed with the SEC and the other documents the Company has filed with the SEC for more complete information about the Company and the offering before making any investment decision with respect to the rights offering because they will contain important information regarding the offering. You should not construe the contents of this communication as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022	EARGO, INC.

	By:	/s/ Adam Laponis
Adam Laponis
Chief Financial Officer